OTHER ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current
Unbilled Subscriptions	$ 11,431	$ 22,685
Other resales contracts	8,989	9,068
TOTAL	20,420	31,753
Non-current
Unbilled Subscriptions	4,750	4,088
TOTAL	$ 4,750	$ 4,088